UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2006
ANDREW CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-14617 (Commission File Number)	36-2092797 (I.R.S. Employer Identification No.)
10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (708) 349-3300
None

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On January 26, 2006, Andrew Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.
After the press release, the Company held a conference call and simultaneous webcast in which a presentation was made regarding the Company’s financial results for the quarter ended December 31, 2005. Participants in this presentation were Ralph E. Faison, the Company’s President and Chief Executive Officer, Marty Kittrell, the Company’s Chief Financial Officer and Mark Olson, the Company’s Chief Accounting Officer. A copy of the transcript of this conference call presentation and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated January 26, 2006.

99.2	January 26, 2006 conference call presentation transcript

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION
Date: January 26, 2006	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer